Subsequent Events - Investment in INCO Limited (Details) - Class B common shares - INCO Limited - Shares Purchase Agreement R$ in Thousands	Jan. 25, 2021 BRL (R$) USD ($) shares
Disclosure of non-adjusting events after reporting period [line items]
Number of shares acquired | shares	8,571,427
Percentage of share capital acquired	30.00%
Payments for purchase agreement | R$	R$ 25,000
Number of director of entity in associate entity	1
Total number of director	4